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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): March 7, 2007

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)


             Delaware                     1-12387                76-0515284
(State or other jurisdiction of         (Commission          (I.R.S. Employer of
 incorporation or organization)         File Number)            Incorporation
                                                             Identification No.)


  500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                 60045
   (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01 REGULATION FD

     On March 7, 2007, Tenneco Inc. announced that Hari N. Nair, Executive Vice President and Managing Director of Europe, South America and India will become Executive Vice President -- President, International, adding the Asia Pacific region to his responsibilities. In addition, the company announced that Tim Jackson, Senior Vice President, Global Technology and Managing Director, Asia Pacific, will move into the newly created role of Chief Technology Officer. Both appointments are effective immediately.

     A copy of the company's announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.          Description

99.1                 Press release issued March 7, 2007


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TENNECO INC.


Date: March 8, 2007                            By: /s/ Kenneth R. Trammell
                                                   ----------------------------
                                                   Kenneth R. Trammell
                                                   Executive Vice President and
                                                   Chief Financial Officer